VISION GROUP OF FUNDS

Semi-Annual Report
to Shareholders

June 30, 2002

President’s Message

Dear Investor:

I am pleased to present the Combined Semi-Annual Report to Shareholders for the VISION Group of Funds: VISION Large Cap Growth Fund II, VISION Large Cap Value Fund II, and VISION Managed Allocation Fund—Moderate Growth II.

This report covers the initial period of the Funds’ operation. Inside, you will find commentary by the investment adviser and the financial statements, including the portfolio of investments.

Thank you for pursuing your long-term financial goals through the diversification and professional management of the  VISION Group of Funds. You have our commitment to keep you up-to-date on your investment progress through the highest level of service.

Sincerely,

/S/Carl W. Jordan
Carl W. Jordan
President
August 15, 2002

VISION
Large Cap Growth Fund II

The VISION Large Cap Growth Fund II began operations on May 31, 2002. The sub-advisor, Montag & Caldwell, focuses on large capitalization companies that have a history of above-average earnings growth rates which appear to be undervalued in the stock market.

Without a doubt, this has been a difficult time for the U. S. equity markets and investors therein. The crisis of confidence in corporate governance has in turn shaken the confidence of market participants. Many have left and moved to the sidelines or to less volatile fixed income securities. This shock arrived in the wake of already weak fundamentals within the Technology and Telecom sectors. The resulting lack of buyers (demand) for stocks has resulted in sharply lower prices.

Given the pending August 14 date by which company managements must certify their financial statements, the turmoil in U.S. stock markets may continue. However, it appears that U. S. equity markets are testing the lows of last September and attempting to put in a bottom. In addition, the pace of U. S. economic activity, while moderate, remains positive. Fundamentals such as inflation and monetary policy remain favorable, and the Fund is positioned in high quality stocks with favorable earnings outlooks.

We continue to focus on the shares of quality growth companies that have the potential to achieve solid earnings growth, regardless of the slope of the economic recovery. Accordingly, the Fund is maintaining its overweighted allocations within the Consumer Staple and Healthcare sectors. We also remain overweight in industrial growth companies that should benefit from the recovery in economic activity.

VISION
Large Cap Value Fund II

Our equity approach is based on consistency and discipline. We apply a disciplined, yet opportunistic methodology focused on identifying companies with growth characteristics selling at attractive valuations. Our investment process is grounded in three dimensions. We utilize a top down thematic perspective and bottom-up intensive security analysis, with both approaches centered and balanced by risk control measures.

Top-Down: Thematic

Our thematic dimension incorporates our top-down assessment of how we should be positioned to take advantage of secular trends or patterns developing in the U.S. economy. We identified five major themes that we believe will be important for the 2002-2003 time frame:

1.
Demographics—The graying of America affects consumption patterns. We identify companies that capture increasing demand for pharmaceuticals while minimizing drug specific risk. Specific stocks include Caremark RX and IMS Health. As the U.S. population ages, investing replaces consumption. This favors asset gatherers, annuity writers, and custodians such as Merrill Lynch, Hartford Financial and Bank of New York.

2.
Supply/Demand Imbalances—Cyclical industry conditions can create significant supply/demand imbalances. For example, demand outstrips supply in the U.S. hospital or health provider system. Demand for tertiary care in fast-growing markets is increasing while the supply of hospital beds is declining. Health Management Associates and Tenet Healthcare are examples of this theme.

3.
The Information Age—Accelerated pace of change intensifies the battleground between innovators and incumbents. We invest in industry leaders who demonstrate their commitment to enhance their competitive advantage. We also invest with innovators and disrupters who could be tomorrow’s leaders. Additionally, many information age companies have significant intangible assets. Intangible assets can be key drivers of equity valuations, but require special qualitative analysis.

There are a number of sub-themes within the Information Age theme. The first is that power supply regulation becomes more important as product complexity increases. International Rectifier addresses this need. Second, we identify companies who establish and control the standards setting process. For mobility and wireless standards we have invested in Texas Instruments and Intersil. Third, we seek to participate in innovation while minimizing our exposure to specific technologies. Agilent Technologies reflects this concept. A fourth sub-theme is that powerful two-way broadband networks plus a benign regulatory environment brighten cable’s future. Comcast and Cox Communications represent our cable choices. Fifth, video-on-demand will drive a new round of set-top box sales and Scientific Atlanta is our selection. Our last Information Age sub-theme is convergence of content, delivery, and multiple services favors media companies with powerful brands. Here, our holdings include Viacom and Walt Disney.

4.
Industry Consolidation—Profit pressures and competitive forces will drive consolidation in the energy, financial services, and utility sectors. Also, increasing scale can improve efficiency and returns. Some European financial conglomerates have excess capital and are seeking U.S. distribution. Jefferson Pilot is a fund holding that should benefit from this trend. A number of the multinational integrated oil companies have been acquiring North American reserves; Burlington Resources and Marathon Oil could appeal to acquirers.

5.
The Global Marketplace—Open markets and new groups of global consumers provide growth opportunities, especially for companies that possess economies of scale and/or scope in their industry. Citigroup, Kimberly-Clark, Morgan Stanley, and Capital One Financial are a few of our holdings extending their market power internationally.

6.
Security Takes Center Stage—Complex global dynamics have replaced the predictability of the Cold War and the investment mainstream’s complacency regarding security has been shattered. Real increases in the defense budget have accelerated, favoring firms like defense electronics powerhouse Raytheon. Both public facilities and services security infrastructure are getting a massive overhaul, which benefits Symbol Technologies. Additionally, the value of North American sources of energy and power has increased, favoring El Paso Energy.

Bottom-Up: Intensive Security Analysis—GARP

We emphasize stocks with growth prospects that we believe are on average greater than the earnings growth rate of our Value benchmark. This follows from our conviction that future stock prices will largely be determined by future earnings growth. However, we want to pay a low multiple for that growth. Our average forward P/E’s or price earnings ratios are lower than the average P/E multiple of the S&P Barra Value Index.1 A favorable P/E to growth ratio (PEG ratio) is our primary metric of GARP or Growth-At-a-Reasonable Price.

Risk control

We utilize stringent risk control measures to reduce expected tracking error or expected variance from our benchmark—the value side of the S&P 500 Index.2 As a result of our risk control process, we invest in many industry leaders such as AIG, AOL Time Warner, Exxon-Mobil, ChevronTexaco, SBC Communications, Verizon Communications, BellSouth, and Wells Fargo.

1
Standard and Poor’s Barra Value Index is a market-capitalization weighted index of the stocks in the Standard and Poor’s 500 Index having the lowest price to book ratios. The index consists of approximately half of the Standard and Poor’s 500 on a market capitalization basis. Indexes are unmanaged and investments cannot be made in an index.

2
Standard and Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

VISION
Managed Allocation Fund—
Moderate Growth II

During the halcyon days of the late 1990s when markets were reaching new highs on what seemed a weekly basis, economist Robert Shiller coined the phrase (later popularized by U.S. Federal Reserve Chairman Alan Greenspan) “irrational exuberance” to describe the surging market prices. Then, despite historically high price-to-earnings multiples and the developing dot-com bubble, investors could only see the pots of gold awaiting them at the end of the next market rally.

Today, after a sustained two-year long drop in prices in those same markets and on the heels of a soft economy, investors seem only to be able to focus on the cloud that hides a budding economic silver lining, a phenomenon that one might term irrational despondency.

With virtually every economic indicator signaling recovery in the months ahead, stocks during the first half of 2002 remained mired in the muck of headline-grabbing bankruptcies, corporate accounting scandals and the crisis of investor confidence that has erupted therefrom. Surges in gross domestic product of 6.1% in the first quarter of 2002 as well as positive trends in factory orders and productivity have failed to spur the market out of its doldrums and drive it upward in a sustained rally.

In June 2002, the broader equity market was swamped by negative sentiment. The VISION Managed Allocation—Moderate Growth II Fund also fell during the month. As bad as things got for the equity components of the Fund during the month, its 35% allocation to VISION fixed income funds spared it the depths of returns experienced by less well diversified investors.

Markets are ultimately driven by the economy, not the other way around. In the ensuing several months we hope to see continued good news from economic quarters which, when combined with an extremely favorable prevailing interest rate environment, should eventually help equities regain some traction and start reflecting the unfolding recovery we believe to be presently underway. The Fund is positioned to benefit from such a market rebound.

VISION Large Cap Growth Fund II
Portfolio of Investments
June 30, 2002 (unaudited)

Shares		Value
Common Stocks—96.0%
	Beverages—7.9%
800	Coca-Cola Co.	$44,800
700	PepsiCo, Inc.	33,740

	Total	78,540

	Capital Equipment Services—2.5%
500	Caterpillar, Inc.	24,475

	Computers-Services—3.0%
800	Electronic Data Systems Corp.	29,720

	Computers-Software—4.6%
1,400	(1) BEA Systems, Inc.	13,314
300	(1) Electronic Arts, Inc.	19,815
900	(1) Siebel Systems, Inc.	12,798

	Total	45,927

	Consumer Basics—4.5%
900	Colgate-Palmolive Co.	45,045

	Consumer Cyclical—3.5%
1,300	Masco Corp.	35,243

	Consumer Non-Cyclical—3.8%
1,100	Gillette Co.	37,257

	Cosmetics & Toiletries—5.4%
600	Procter & Gamble Co.	53,580

	Distribution/Wholesale—2.7%
700	(1) Costco Wholesale Corp.	27,034

	Entertainment—3.0%
1,600	Disney (Walt) Co.	30,240

	Financial Services-Diversified—7.2%
300	Bank of New York Co., Inc.	10,125
1,100	Citigroup, Inc.	42,625
200	Marsh & McLennan Cos., Inc.	19,320

	Total	72,070

	Health Care-Drugs/Pharmaceuticals—8.5%
400	(1) Amgen, Inc.	16,752
1,400	Pfizer, Inc.	49,000
500	Pharmacia Corp.	18,725

	Total	84,477

	Hotels & Motels—1.5%
400	Marriott International, Inc., Class A	15,220

Shares		Value
Common Stocks—continued
	Housewares—1.4%
400	Newell Rubbermaid, Inc.	$14,024

	Industrial Conglomerates—3.7%
300	3M Co.	36,900

	Insurance—4.1%
600	American International Group, Inc.	40,938

	Medical—4.3%
1,000	(2) Medtronic, Inc.	42,850

	Medical Products—5.9%
300	Lilly (Eli) & Co.	16,920
800	Johnson & Johnson	41,808

	Total	58,728

	Oil Field Services—6.3%
300	GlobalSantaFe Corp.	8,205
700	Schlumberger Ltd.	32,550
700	(1) Transocean, Inc.	21,805

	Total	62,560

	Retail—2.6%
700	Home Depot, Inc.	25,711

	Service-Commercial & Consumer—1.0%
300	Paychex, Inc.	9,387

	Telecommunications Equipment—5.5%
1,500	Nokia Oyj, ADR	21,720
1,200	(1) Qualcomm, Inc.	32,988

	Total	54,708

	Transportation Services—3.1%
500	United Parcel Service, Inc.	30,875

	Total Common Stocks (identified cost $1,023,748)	955,509

	Mutual Fund—4.1%
40,525	Seven Seas Money Market Fund (at net asset value)	40,525

	Total Investments (identified cost $1,064,273)	$996,034

(See Notes to Portfolios of Investments)

VISION Large Cap Value Fund II
Portfolio of Investments
June 30, 2002 (unaudited)

Shares		Value

Common Stocks—96.0%
	Aerospace/Defense—1.9%
175	Boeing Co.	$7,875
255	Raytheon Co.	10,391

	Total	18,266

	Aluminum—1.5%
440	Alcoa, Inc.	14,586

	Banks-Major Regional—4.4%
485	FleetBoston Financial Corp.	15,690
430	(1) U.S. Bancorp	10,040
325	Wells Fargo & Co.	16,270

	Total	42,000

	Broadcasting-TV, Radio & Cable—4.4%
290	(1) Clear Channel Communications, Inc.	9,286
565	(1) Comcast Corp., Special Class A	13,470
290	(1) Cox Communications, Inc., Class A	7,989
1,175	(1) Liberty Media Corp., Class A	11,750

	Total	42,495

	Brokerage—3.1%
320	Merrill Lynch & Co., Inc.	12,960
390	Morgan Stanley, Dean Witter & Co.	16,801

	Total	29,761

	Chemicals—0.7%
160	Du Pont (E.I.) de Nemours & Co.	7,104

	Coal Companies—1.1%
375	Peabody Energy Corp.	10,612

	Computers-Services—0.3%
510	(1) Openwave Systems, Inc.	2,861

	Computers-Hardware—1.1%
680	(1) Electronics for Imaging, Inc.	10,819

	Computers-Software—0.8%
865	(1) Macromedia, Inc.	7,673

	Consumer Finance—1.3%
255	Countrywide Credit Industries, Inc.	12,304

	Cosmetics & Toiletries—1.5%
230	Kimberly-Clark Corp.	14,260

	Diversified Manufacturing—1.9%
630	General Electric Co.	18,301

	Electric Companies—3.4%
115	DTE Energy Co.	5,134
85	FPL Group, Inc.	5,099
370	TECO Energy, Inc.	9,157
810	Xcel Energy, Inc.	13,584

	Total	32,974

	Electronic Components—4.2%
325	(1) International Rectifier Corp.	9,474
520	(1) Intersil Corp., Class A	11,118
685	(1) Solectron Corp.	4,213
1,290	Symbol Technologies, Inc.	10,965

Shares		Value

Common Stocks—continued
	Electronic Components—continued
175	Texas Instruments, Inc.	$4,147

	Total	39,917

	Entertainment—1.2%
630	Disney (Walt) Co.	11,907

	Financial Services-Diversified—12.0%
425	Bank of New York Co., Inc.	14,344
180	Capital One Financial Corp.	10,989
1,065	Citigroup, Inc.	41,269
155	Fannie Mae	11,431
245	Hartford Financial Services Group, Inc.	14,570
350	KeyCorp	9,555
370	Washington Mutual, Inc.	13,731

	Total	115,889

	Health Care—1.8%
490	(1) Caremark Rx, Inc.	8,085
130	(1) Tenet Healthcare Corp.	9,302

	Total	17,387

	Housewares—1.2%
330	Newell Rubbermaid, Inc.	11,570

	Insurance—8.9%
365	Allmerica Financial Corp.	16,863
255	Allstate Corp.	9,430
520	American International Group, Inc.	35,480
300	Jefferson-Pilot Corp.	14,100
250	St. Paul Cos., Inc.	9,730

	Total	85,603

	IT Consulting & Services—1.2%
650	(1) Acxiom Corp.	11,368

	Leisure Time-Products—1.1%
490	Mattel, Inc.	10,329

	Manufacturing-Diversified—2.2%
440	(1) Agilent Technologies, Inc.	10,406
310	Honeywell International, Inc.	10,921

	Total	21,327

	Mutimedia—3.7%
1,330	(1) AOL Time Warner, Inc.	19,564
370	(1) Viacom, Inc., Class B	16,417

	Total	35,981

	Oil—5.3%
300	ChevronTexaco Corp.	26,550
590	Exxon Mobil Corp.	24,143

	Total	50,693

	Oil Field Services—1.2%
240	Schlumberger Ltd.	11,160

	Oil & Gas-Exploration & Production—5.1%
415	Burlington Resources, Inc.	15,770
595	El Paso Corp.	12,263

VISION Large Cap Value Fund II

Shares		Value

Common Stocks—continued
	Oil & Gas-Exploration & Production—continued
665	Marathon Oil Corp.	$18,035
445	Williams Cos., Inc. (The)	2,666

	Total	48,734

	Oil & Gas-Refining & Marketing—2.3%
805	Conoco, Inc.	22,379

	Pharmaceuticals—4.2%
694	(1) Health Management Associates, Inc., Class A	13,984
345	ICN Pharmaceuticals, Inc.	8,352
475	IMS Health, Inc.	8,526
195	Merck & Co., Inc.	9,875

	Total	40,737

	Real Estate—0.6%
215	Archstone-Smith Trust	5,740

	Retail—1.7%
455	Gap, Inc. (The)	6,461
495	(1) Kroger Co.	9,850

	Total	16,311

	Retail-Restaurants—0.4%
150	Darden Restaurants, Inc.	3,705

	Retail-Specialty—1.1%
545	(1) Staples, Inc.	10,737

Shares		Value

Common Stocks—continued
	Services-Commercial & Consumer—1.2%
755	(1) Cendant Corp.	$11,989

	Telecommunications Equipment—0.6%
335	Scientific-Atlanta, Inc.	5,511

	Telecommunication Services—0.4%
1,015	(1) American Tower Systems Corp., Class A	3,502

	Telephone-Integrated—7.0%
630	BellSouth Corp.	19,845
680	SBC Communications, Inc.	20,740
670	Verizon Communications, Inc.	26,900

	Total	67,485

	Total Common Stocks (identified cost $1,006,893)	923,977

	Mutual Funds—7.1%
25,418	SSGA US Government Money Market Fund, Series A	25,418
42,992	Seven Seas Money Market Fund	42,992

	Total Mutual Funds (at net asset value)	68,410

	Total Investments (identified cost $1,075,303)	$992,387

(See Notes to Portfolios of Investments)

VISION Managed Allocation Fund—Moderate Growth II
Portfolio of Investments
June 30, 2002 (unaudited)

Shares		Value
Mutual Funds—100.0%
	Equity Funds—59.5%
3,688	VISION International Equity Fund, Class A	$32,567
5,501	VISION Large Cap Core Fund, Class A	40,046
6,621	VISION Large Cap Growth Fund, Class A	47,470
6,013	VISION Large Cap Value Fund, Class A	56,164
2,671	VISION Mid Cap Stock Fund, Class A	36,164
2,550	VISION Small Cap Stock Fund, Class A	24,431

	Total	236,842

	Fixed Income Funds—34.6%
2,799	VISION Institutional Limited Duration U.S. Government Fund, Class A	27,541
5,337	VISION Intermediate Term Bond Fund, Class A	51,125
6,164	VISION U.S. Government Securities Fund, Class A	58,991

	Total	137,657

	Money Market Fund—5.9%
23,587	VISION Institutional Prime Money Market Fund	23,587

	Total Investments (identified cost $397,440)	$398,086

(See Notes to Portfolios of Investments)

Notes to Portfolios of Investments

The categories of investments are shown as a percentage of net assets at June 30, 2002.

(1)	Non-income producing security.
(2)
Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At June 30, 2002, these securities amounted to $42,850 which represents 4.3% of net assets for the Large Cap Growth Fund II.

The following acronym is used throughout this report:

ADR—American Depositary Receipt

Vision Fund	Cost of Investments for Federal Tax Purposes	Net Unrealized Appreciation (Depreciation) for Federal Tax Purposes	Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized Depreciation for Federal Tax Purposes	Total Net Assets
Large Cap Growth Fund II	$1,064,273	$(68,239)	$6,980	$75,219	$995,511
Large Cap Value Fund II	$1,075,303	$(82,916)	$2,052	$84,968	$962,545
Managed Allocation Fund – Moderate Growth II	$397,440	$646	$1,664	$1,018	$398,109

(See Notes which are an integral part of the Financial Statements)

VISION Group of Funds
Statements of Assets and Liabilities
June 30, 2002 (unaudited)

	Large Cap Growth Fund II	Large Cap Value Fund II	Managed Allocation Fund—Moderate Growth II
Assets:
Investments in securities, at value	$996,034	$992,387	$398,086

Income receivable	252	610	79

Receivable for investments sold	—	8,787	—

Total assets	996,286	1,001,784	398,165

Liabilities:

Payable for investments purchased	—	38,491	—

Accrued expenses	775	748	56

Total liabilities	775	39,239	56

Net Assets:	$995,511	$962,545	$398,109

Net Assets Consist of:

Paid in capital	$1,065,877	$1,053,997	$397,440

Net unrealized appreciation (depreciation) of investments	(68,239)	(82,916)	646

Accumulated net realized loss on investments	(1,997)	(8,769)	—

Accumulated undistributed net investment income (net operating loss)	(130)	233	23

Total Net Assets	$995,511	$962,545	$398,109

Shares Outstanding:	106,731	105,670	40,230

Net Asset Value, Offering Price and Redemption Proceeds Per Share:	$9.33	$9.11	$9.90

Investments, at identified cost	$1,064,273	$1,075,303	$397,440

(See Notes which are an integral part of the Financial Statements)

VISION Group of Funds
Statements of Operations
Period Ended June 30, 2002 (unaudited)

	Large Cap Growth Fund II	Large Cap Value Fund II	Managed Allocation Fund—Moderate Growth II
Investment Income:

Dividends	$348	$719	$56

Interest	334	298	23

Total investment income	682	1,017	79

Expenses:

Investment adviser fee	691	549	11

Administrative personnel and services fee	70	67	7

Custodian fees	4	4	—

Transfer and dividend disbursing agent fees and expenses	477	648	48

Directors’ fees	2	2	—

Auditing fees	10	10	1

Legal fees	4	4	—

Portfolio accounting fees	37	35	3

Distribution services fee	203	196	19

Share registration costs	9	9	2

Printing and postage	16	15	1

Insurance premiums	62	60	5

Miscellaneous	173	201	14

Total expenses	1,758	1,800	111

Waivers and Reimbursement:

Waiver of investment adviser fee	(691)	(549)	(11)

Reimbursement of other operating expenses	(255)	(467)	(44)

Total waivers and reimbursement	(946)	(1,016)	(55)

Net expenses	812	784	56

Net investment income (net operating loss)	(130)	233	23

Realized and Unrealized Gain (Loss) on Investments:

Net realized loss on investments	(1,997)	(8,769)	—

Net change in unrealized appreciation (depreciation) of investments	(68,239)	(82,916)	646

Net realized and unrealized gain (loss) on investments	(70,236)	(91,685)	646

Change in net assets resulting from operations	$(70,366)	$(91,452)	$669

(See Notes which are an integral part of the Financial Statements)

VISION Group of Funds
Statements of Changes in Net Assets

	Large Cap Growth Fund II	Large Cap Value Fund II	Managed Allocation Fund—Moderate Growth II
	Period Ended (unaudited) June 30, 2002(1)	Period Ended (unaudited) June 30, 2002(1)	Period Ended (unaudited) June 30, 2002(2)
Increase (Decrease) in Net Assets:

Operations:

Net investment income (operating loss)	$(130)	$233	$23

Net realized gain (loss) on investments	(1,997)	(8,769)	—

Net change in unrealized appreciation (depreciation) of investments	(68,239)	(82,916)	646

Change in net assets resulting from operations	(70,366)	(91,452)	669

Share Transactions:

Proceeds from sales of shares	1,065,889	1,054,007	397,476

Cost of shares redeemed	(12)	(10)	(36)

Change in net assets resulting from share transactions	1,065,877	1,053,997	397,440

Change in net assets	995,511	962,545	398,109

Net Assets:

Beginning of period	—	—	—

End of period	$995,511	$962,545	$398,109

Undistributed net investment income (net operating loss) included in net assets at end of period	$(130)	$233	$23

(1)	Reflects operations for the period from May 31, 2002 (date of initial public investment) to June 30, 2002.
(2)	Reflects operations for the period from June 17, 2002 (date of initial public investment) to June 30, 2002.

(See Notes which are an integral part of the Financial Statements)

VISION Group of Funds

Financial Highlights

(For a share outstanding throughout each period)

Period Ended June 30, (unaudited)	Net Asset Value, beginning of period	Net Investment Income (Operating Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Asset Value, end of period	Total Return(a)

Large Cap Growth Fund II
2002(c)	$10.00	(0.00	)(d)	(0.67)	(0.67)	$9.33	(6.70)%
Large Cap Value Fund II
2002(c)	$10.00	0.00	(d)	(0.89)	(0.89)	$9.11	(8.90)%
Managed Allocation Fund—Moderate Growth II
2002(d)	$10.00	0.00	(d)	(0.10)	(0.10)	$9.90	(1.00)%

(a)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b)	This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(c)	Reflects operations for the period from May 31, 2002 (date of initial public investment) to June 30, 2002.
(d)	Amount represents less than $0.01 per share.
(e)	Reflects operations for the period from June 17, 2002 (date of initial public investment) to June 30, 2002.
(f)	Computed on an annualized basis.

(See Notes which are an integral part of the Financial Statements)

Ratios to Average Net Assets
Expenses		Net Investment Income (Operating Loss)		Expense Waiver/ Reimbursement(b)		Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

1.00	%(e)	(0.16	)%(e)	1.16	%(f)	$996	2%

1.00	%(e)	0.30	%(e)	1.30	%(f)	$963	3%

0.74	%(e)	0.30	%(e)	0.73	%(f)	$398	—

VISION Group of Funds
Notes to Financial Statements
June 30, 2002 (unaudited)

Organization

VISION Group of Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 21 portfolios (individually referred to as the “Fund”, or collectively as the “Funds”). The following Funds are presented herein:

Portfolio Name	Investment Objective

VISION Large Cap Growth Fund II (“Large Cap Growth Fund II”) (d)	Seeks to provide capital appreciation.

VISION Large Cap Value Fund II (“Large Cap Value Fund II”) (d)	Seeks to provide capital appreciation. Current income is a secondary, non-fundamental investment consideration.

VISION Managed Allocation Fund—Moderate Growth II (“Moderate Growth Fund II”) (d)	Seeks capital appreciation and, secondarily, income.

(d)	Diversified

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”).

Investment Valuations—Listed equity securities (and investments in Closed-End Investment Companies) are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the “Trustees”).

Investment Income, Expenses and Distributions—Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Federal Taxes—It is the policy of the Funds to comply with the provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith by the Fund’s pricing committee.

Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other—Investment transactions are accounted for on a trade date basis.

Shares of Beneficial Interest

Transactions in capital stock were as follows:
	Large Cap Growth Fund II
	Period Ended June 30, 2002(a)
	Shares	Amount
Shares sold	106,732	$1,065,889

Shares redeemed	(1)	(12)

Net change resulting from share transactions	106,731	$1,065,877

	Large Cap Value Fund II
	Period Ended June 30, 2002(a)
	Shares	Amount
Shares sold	105,671	$1,054,007

Shares redeemed	(1)	(10)

Net change resulting from share transactions	105,670	$1,053,997

	Managed Allocation Fund—Moderate Growth II
	Period Ended June 30, 2002(b)
	Shares	Amount
Shares sold	40,234	$397,476

Shares redeemed	(4)	(36)

Net change resulting from share transactions	40,230	$397,440

(a)	Reflects operations for the period from May 31, 2002 (date of initial public investment) to June 30, 2002.
(b)	Reflects operations for the period from June 17, 2002 (date of initial public investment) to June 30, 2002.

Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee—M&T Asset Management, a department of Manufacturers and Traders Trust Company, the Funds’ investment adviser (the “Adviser” or “M&T”), receives for its services an annual investment adviser fee based on a percentage of each Fund’s average daily net assets (see below). The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund Name	Annual Rate
Large Cap Growth Fund II	0.85%
Large Cap Value Fund II	0.70%
Moderate Growth Fund II	0.25%

Montag & Caldwell, Inc. (“Montag & Caldwell”) is the sub-adviser to the Large Cap Growth Fund II, and receives for its services an allocable portion of the adviser fee that the Adviser receives from Large Cap Growth Fund II. Montag & Caldwell’s fee is paid by the Adviser and not the Fund.

Administrative Fee—Federated Services Company (“FServ”) and M&T Securities, Inc. serve as co-administrators to the Trust and provide the Funds with certain administrative personnel and services necessary to operate the Funds. Administrative services are provided for an aggregate annual fee as specified below:

Fee Payable to FServ
Maximum Fee	Average Aggregate Daily Net Assets of the VISION Group of Funds
0.06%	on the first $2 billion
0.03%	on the next $3 billion
0.015%	on assets in excess of $5 billion

Fee Payable to M&T Securities, Inc.

Maximum Fee	Average Aggregate Daily Net Assets of the VISION Group of Funds
0.04%	on the first $5 billion
0.015%	on assets in excess of $5 billion

FServ and M&T Securities, Inc. may each voluntarily choose to waive a portion of its fee, and can each modify or terminate its voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent and Fund Accounting Fee—FServ provides the Funds with certain administrative personnel and fund accounting services. FServ through its subsidiary, Federated Shareholder Services Company, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FServ is based on the level of average aggregate net assets of the Trust for the period. FServ may voluntarily choose to waive a portion of its fee. FServ can modify or terminate this voluntary waiver at anytime at its sole discretion.

Distribution Services Fee—The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. (“FSC”), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Funds’ shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of the Funds’ shares, annually, to compensate FSC.

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

General—Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended June 30, 2002, were as follows:

Fund Name	Purchases	Sales
Large Cap Growth Fund II	$1,043,123	$17,378
Large Cap Value Fund II	1,047,939	32,277
Moderate Growth Fund II	373,853	—

Trustees	Officers

Randall I. Benderson	Edward C. Gonzales
Chairman and Treasurer
Joseph J. Castiglia	Carl W. Jordan
President
John S. Cramer	Kenneth G. Thompson
Vice President
Mark J. Czarnecki	Beth S. Broderick
Vice President and Assistant Treasurer
Daniel R. Gernatt, Jr.	C. Grant Anderson
Secretary
George K. Hambleton, Jr.	Victor R. Siclari
Assistant Secretary

Variable investment options are not FDIC insured or otherwise protected  by the U.S. government, are not deposits or other obligations of, or  guaranteed by, Manufacturers and Traders Trust Company,  and are subject to investment risks, including possible loss of the  principal amount invested.

This report is authorized for distribution to prospective investors only when preceded  or accompanied by the Funds’ prospectus which contains facts concerning their  objectives and policies, management fees, expenses and other information.

VISION Large Cap Growth Fund II

VISION Large Cap Value Fund II

VISION Managed Allocation Fund—Moderate Growth II

[Logo of Vision]

www.visionfunds.net • visionfunds@mandtbank.com

Mutual Fund Shareholder Services P.O. Box 4556 Buffalo, NY 14240-4556

Cusip 92830F596
Cusip 92830F588
Cusip 92830F570
27620 (8/02)